Exhibit 99.1

NioCorp Receives Notification from Nasdaq Related to Delayed Quarterly Report on Form 10-Q

CENTENNIAL, Colo. (May 24, 2023) – NioCorp Developments Ltd. (“NioCorp” or the “Company”) (Nasdaq: NB; TSX: NB) announced that it received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) on May 24, 2023, indicating that, because the Company has not filed its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 (the “Form 10-Q”) within the prescribed time period, the Company is not in compliance with the timely filing requirement for continued listing under Nasdaq Listing Rule 5250(c)(1).

The Nasdaq notification letter has no immediate effect on the listing or trading of the Company’s common shares on Nasdaq. While the notification letter provides the Company the opportunity to submit a plan to regain compliance with Nasdaq Listing Rule 5250(c)(1) within 60 days from the date of the notification letter, the Company currently expects to be in compliance with the listing rule in that timeframe.

The Company filed a Notification of Late Filing on Form 12b-25 with the U.S. Securities and Exchange Commission (the “SEC”) on May 16, 2023, indicating that the filing of the Form 10-Q would be delayed due to the high level of complexities in integrating GX Acquisition Corp. II (“GX”) and accounting for the recently consummated business combination transaction with GX. Due to the time required to complete this process, the Company was not able to file the Form 10-Q within the five-day extension period provided by Rule 12b-25 under the Securities Exchange Act of 1934, as amended.

In addition, further to the Company’s news release on May 17, 2023, the Company expects to be subject to a management cease trade order (the “MCTO”) for the delay in filing the Company’s third quarter financial statements for the period ended March 31, 2023, the related management’s discussion and analysis, and the CEO and CFO certifications relating to the third quarter financial statements (collectively, the “Canadian Required Documents”) by the May 15, 2023 filing deadline, as extended by the Ontario Securities Commission to May 23, 2023. The MCTO will restrict all trading in securities of the Company by NioCorp’s Chief Executive Officer, Chief Financial Officer and directors until such time as the Canadian Required Documents have been filed by the Company and the MCTO has been revoked by the applicable Canadian regulatory authorities. The Company’s existing Insider Trading Policy prohibits any and all trading by Company employees until at least three business days following the filing of all quarterly financial statements with securities regulators in both the U.S. and Canada.

NioCorp Developments Ltd., 7000 S. Yosemite, Centennial, CO 80112 | (720) 334-7066 | info@niocorp.com | www.niocorp.com

For More Information

Contact Jim Sims, Corporate Communications Officer, NioCorp Developments Ltd., (720) 334-7066, jim.sims@niocorp.com

About NioCorp

NioCorp is developing a critical minerals project in Southeast Nebraska that is expected to produce niobium, scandium, and titanium, subject to the receipt of sufficient project financing. The Company also is evaluating the potential to produce several rare earths from the Elk Creek Project. Niobium is used to produce specialty alloys as well as High Strength, Low Alloy steel, which is a lighter, stronger steel used in automotive, structural, and pipeline applications. Scandium is a specialty metal that can be combined with Aluminum to make alloys with increased strength and improved corrosion resistance. Scandium is also a critical component of advanced solid oxide fuel cells. Titanium is used in various lightweight alloys and is a key component of pigments used in paper, paint and plastics and is also used for aerospace applications, armor, and medical implants. Magnetic rare earths, such as neodymium, praseodymium, terbium, and dysprosium are critical to the making of Neodymium-Iron-Boron magnets, which are used across a wide variety of defense and civilian applications.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements may include, but are not limited to, statements regarding the Company’s expectations about the timing of filing the Form 10-Q, being in compliance with the Nasdaq listing rule within the timeframe prescribed by the Nasdaq notification letter and being subject to the MCTO. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of the Company and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations, and assumptions relating to: the Company’s ability to complete its financial reporting and closing process for the quarterly period ended March 31, 2023 within the anticipated timeframe; the ability of the Company to regain compliance with Nasdaq continued listing requirements; and the potential issuance and impact of the MCTO on the Company, its management, shareholders and directors. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change.

NioCorp Developments Ltd., 7000 S. Yosemite, Centennial, CO 80112 | (720) 334-7066 | info@niocorp.com | www.niocorp.com

Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by the Company with the SEC and the applicable Canadian securities regulatory authorities and the following: the Company being unable to complete its financial reporting and closing process for the quarterly period ended March 31, 2023 and the Company consequently not filing the Form 10-Q within the anticipated timeframe; the Company’s inability to regain compliance with Nasdaq continued listing requirements and becoming subject to delisting from Nasdaq; and the Company being unable to satisfy the provisions of the alternative information guidelines under National Policy 12-203 – Management Cease Trade Orders in connection with the MCTO and the Company consequently being issued a general cease trade order. Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of the Company prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the matters addressed in this communication and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this communication. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this communication to reflect the occurrence of unanticipated events.

NioCorp Developments Ltd., 7000 S. Yosemite, Centennial, CO 80112 | (720) 334-7066 | info@niocorp.com | www.niocorp.com